UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

Diebold Nixdorf, Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Executive Parkway, P.O. Box 2520 Hudson, OH	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Diebold Nixdorf, Incorporated (the “Company”) is filing its unaudited pro forma condensed consolidated financial information (the “Pro Forma Financial Information”) for the nine months ended September 30, 2023 and for the fiscal year ended December 31, 2022, as set forth in Exhibit 99.1 to this report and presented in accordance with Article 11 of Regulation S-X. The purpose of this Current Report on Form 8-K is to, among other things, file the Pro Forma Financial Information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference hereafter into a future registration statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Pro Forma Financial Information is derived from the Company’s unaudited condensed consolidated financial statements for the nine months ended September 30, 2023 and audited condensed consolidated financial statements for the fiscal year ended December 31, 2022, and gives effect to (i) the consummation of the (a) Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Diebold Holding Company, LLC and its Debtor Affiliates as revised July 7, 2023 (the “U.S. Plan”), as confirmed by the U.S. Bankruptcy Court for the Southern District of Texas on July 13, 2023 and (b) Netherlands WHOA Plan of Diebold Nixdorf Dutch Holding B.V. and the Dutch Scheme Companies (the “WHOA Plan”), as sanctioned by the District Court of Amsterdam on August 2, 2023, each of which became effective on August 11, 2023 (the “Effective Date”), and (ii) the Company’s application of fresh start accounting in accordance with accounting principles generally accepted in the United States of America with respect to entities that have emerged from restructuring proceedings, as if such consummation and application had occurred on January 1, 2022. Exhibit 99.1 is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following Pro Forma Financial Information, giving effect to the U.S. Plan and WHOA Plan and application of fresh start accounting on the Effective Date, is attached as Exhibit 99.1 hereto and incorporated herein by reference:

•	Pro forma unaudited condensed consolidated statement of operations for the nine months ended September 30, 2023

•	Pro forma unaudited condensed consolidated statement of operations for the year ended December 31, 2022

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information for Diebold Nixdorf, Incorporated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated

Date: November 9, 2023	By:	/s/ Elizabeth C. Radigan
Elizabeth C. Radigan
Executive Vice President, Chief Legal Officer and Corporate Secretary